UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2007
APPLIED INDUSTRIAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Applied Plaza, Cleveland, Ohio 44115

(Address of Principal Executive Officers) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (216) 426-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     Bill L. Purser, President of Applied Industrial Technologies, Inc. (“Applied”), entered into a Trading Plan with Charles Schwab & Co., Inc., pursuant to SEC Rule 10b5-1, to exercise up to 132,187 employee stock options and sell the shares of Applied common stock received.
     Rule 10b5-1 permits individuals who are not then in possession of material nonpublic information to establish prearranged plans to buy or sell stock in the future, regardless of subsequent material nonpublic information.
     The plan will facilitate the orderly sale of stock for personal financial planning purposes with the goals of minimizing market impact and avoiding concerns about the timing of the transactions.
     A copy of the plan is attached as Exhibit 99 to this Form.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

99	Trading Plan entered into as of August 13, 2007 between Bill L. Purser and Charles Schwab & Co., Inc.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC. (Registrant)
By:	/s/ Fred D. Bauer
Fred D. Bauer
Vice President-General Counsel & Secretary

Date: August 16, 2007

EXHIBIT INDEX

Exhibit No.	Description

99	Trading Plan entered into as of August 13, 2007 between Bill L. Purser and Charles Schwab & Co., Inc.